AMENDMENT TO SUB-ADVISORY AGREEMENT
          BETWEEN JANUS CAPITAL MANAGEMENT LLC, MAXIM SERIES FUND, INC.
                         AND GW CAPITAL MANAGEMENT, LLC

        This Amendment is dated as of July 30, 2004 by and between Janus Capital Management LLC, Maxim Series Fund, Inc. and GW Capital Management, LLC (collectively, the "Parties").

        WHEREAS, the Parties entered into the Sub-Advisory Agreement ("Agreement") on May 1, 2003;

        WHEREAS, the Parties desire to amend said Agreement in the manner hereinafter set forth;

        NOW THEREFORE, pursuant to Article VII of the Agreement, the parties hereby amend the Agreement in the following form:

1. Schedule A is hereby deleted in its entirety and replaced with the following:

                                   Schedule A

            Maxim Janus Large Cap Growth Portfolio

2. Schedule B is hereby deleted in its entirety and replaced with the following:

                                   Schedule B

            Fee Rate (as a % of average daily net asset value):

            Maxim Janus Large Cap Growth Portfolio .50% on the first $250 million .45% on the next $500 million .40% on the next $750 million .35% over $1.5 billion

        All of the other provisions contained in the Agreement shall remain in full force and effect.

        IN WITNESS THEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers effective as of the date first written above.

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Witness:                                           GW CAPITAL MANAGEMENT, LLC

                                                   By:
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Name:                                              Name:
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                                                   Title:
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Witness:                                           MAXIM SERIES FUND, INC.


                                                   By:
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Name:                                              Name:
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                                                   Title:
                                                          -------------------------------------------

Witness:                                           JANUS CAPITAL MANAGEMENT LLC

                                                   By:
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Name:                                              Name:
        ------------------------------------              -------------------------------------------
                                                   Title:
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